Washington Federal, Inc.
425 Pike Street
Seattle, WA 98101

Contact:  Cathy Cooper
(206) 777-8246

Wednesday, July 16, 2003
FOR IMMEDIATE RELEASE


Washington Federal Reports 3rd Quarter Earnings


SEATTLE - Washington Federal, Inc. (Nasdaq: WFSL), parent company of Washington Federal Savings, today announced earnings of $36,411,000 or $.52 per diluted share for the quarter ended June 30, 2003, compared to $35,883,000 or $.51 per diluted share for the same period one year ago, a 2% per share increase.

Washington Federal's third fiscal quarter produced a return on assets of 2.02%, while return on equity amounted to 15.45% for the quarter. The Company's efficiency ratio improved to 16.47% for the quarter. The Company's capital ratio increased to 13.86% as of June 30, 2003. Each of these measures continues among the best in the industry.

Roy M. Whitehead, Chief Executive Officer, commented, "We are pleased to report increased quarterly earnings from the same period one year ago, despite reduced spreads. During the quarter we continued to strengthen our balance sheet by building capital and short-term assets. It's noteworthy that the Company's net worth exceeded $1 billion for the first time."

On July 18, 2003, Washington Federal will pay a cash dividend of $.22 per share to common stockholders of record on July 7, 2003. This will be the Company's 82nd consecutive quarterly cash dividend. Based on recent market prices, the cash dividend yield is 3.62%.

Washington Federal Savings, with headquarters in Seattle,
Washington, has 115 offices in eight western states.



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                    WASHINGTON FEDERAL, INC. AND SUBSIDIARIES
                 CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION
                                   (UNAUDITED)


                                                                          June  30, 2003     September 30, 2002
                                                                          --------------     ------------------
                                                                           (In thousands, except per share data)

ASSETS
Cash and cash equivalents .........................................         $ 1,387,791          $    975,153
Available-for-sale securities, including mortgage-backed
   securities of $461,734..........................................             754,071               918,776
Held-to-maturity securities, including mortgage-backed
   securities of $170,599..........................................             184,627               168,925
Securitized assets subject to repurchase, net .....................             305,042               755,961
Loans receivable, net .............................................           4,332,818             4,292,003
Interest receivable ...............................................              29,103                39,503
Premises and equipment, net .......................................              59,306                55,119
Real estate held for sale .........................................              15,337                17,587
FHLB stock ........................................................             138,602               132,320
Costs in excess of net assets acquired ............................              35,703                35,703
Other assets ......................................................                 370                 1,391
                                                                            -----------           -----------
                                                                            $ 7,242,770           $ 7,392,441
                                                                            ===========           ===========

LIABILITIES AND STOCKHOLDERS' EQUITY
LIABILITIES
Customer accounts
   Savings and demand accounts ....................................         $ 4,285,458           $ 4,452,250
   Repurchase agreements with customers ...........................              69,225                69,672
                                                                            -----------           -----------
                                                                              4,354,683             4,521,922
FHLB advances .....................................................           1,650,000             1,650,000
Other borrowings...................................................             100,000               100,000
Advance payments by borrowers for taxes and insurance .............              12,564                22,704
Federal and state income taxes ....................................              74,050                84,235
Accrued expenses and other liabilities ............................              47,514                52,862
                                                                            -----------           -----------
                                                                              6,238,811             6,431,723
STOCKHOLDERS' EQUITY
Common stock, $1.00 par value, 100,000,000 shares authorized;
   84,060,964 and 83,833,244 shares issued; 69,648,417
   and 69,894,902 shares outstanding ..............................              84,059                76,212
Paid-in capital ...................................................           1,051,489               968,858
Accumulated other comprehensive income, net of taxes ..............              39,000                56,000
Treasury stock, at cost; 14,412,547 and 13,938,342 shares .........            (207,799)             (198,279)
Retained earnings .................................................              37,210                57,927
                                                                            -----------           -----------
                                                                              1,003,959               960,718
                                                                            -----------           -----------
                                                                            $ 7,242,770           $ 7,392,441
                                                                            ===========           ===========

CONSOLIDATED FINANCIAL HIGHLIGHTS
Stockholders' equity per share ....................................         $     14.42           $     13.75
Stockholders' equity to total assets ..............................               13.86%                13.00%
Weighted average rates at period end:
  Loans and mortgage-backed securities* ...........................                6.68%                 7.26%
  Investment securities** .........................................                2.00                  2.82
  Combined loans, mortgage-backed securities
     and investment securities ....................................                5.49                  6.53
  Customer accounts ...............................................                2.19                  2.94
  Borrowings ......................................................                5.03                  5.03
  Combined cost of customer accounts and borrowings ...............                3.00                  3.52
  Interest rate spread ............................................                2.49                  3.01

* Includes securitized assets subject to repurchase
**Includes municipal bonds at tax equivalent yields and cash equivalents



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

                    WASHINGTON FEDERAL, INC. AND SUBSIDIARIES
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                                   (UNAUDITED)

                                                                 Quarter Ended June 30,          Nine Months Ended June 30,

                                                                -------------------------       --------------------------
                                                                 2003              2002           2003              2002

                                                                --------         --------       ---------        ---------
                                                                       (In thousands, except per share data)

INTEREST INCOME
Loans and securitized assets subject to repurchase  ........    $ 86,650         $100,274       $272,972         $309,405
Mortgage-backed securities .................................      15,355           18,355         49,760           57,621
Investment securities and cash equivalents..................       8,580            5,506         25,362           16,093
                                                                --------         --------       --------         --------
                                                                 110,585          124,135        348,094          383,119

INTEREST EXPENSE
Customer accounts ..........................................      24,731           35,408         83,640          117,931
FHLB advances and other borrowings .........................      22,186           20,466         66,544           61,575
                                                                --------         --------       --------         --------
                                                                  46,917           55,874        150,184          179,506
                                                                --------         --------       --------         --------
NET INTEREST INCOME ........................................      63,668           68,261        197,910          203,613
Provision for loan losses ..................................         100            1,500          1,500            5,500
                                                                --------         --------       --------         --------
NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES ........      63,568           66,761        196,410          198,113

OTHER INCOME
Gains on sale of securities, net ...........................         489                -            489              765
Gain on sale of real estate ................................           -                -          3,382                -
OTHER ......................................................       2,831            1,719          7,246            5,485
                                                                --------         --------       --------         --------
                                                                   3,320            1,719         11,117            6,250

OTHER EXPENSE
Compensation and fringe benefits ...........................       7,327            8,938         23,299           26,192
Occupancy ..................................................       1,316            1,197          3,920            3,490
Other ......................................................       2,391            3,010          8,452            9,491
                                                                --------         --------       --------         --------
                                                                  11,034           13,145         35,671           39,173
Gain (loss) on real estate acquired through foreclosure, net         162               83           (278)             108
                                                                --------         --------       --------         --------
INCOME BEFORE INCOME TAXES .................................      56,016           55,418        171,578          165,298
Income taxes ...............................................      19,605           19,535         60,345           58,271
                                                                --------         --------       --------         --------
NET INCOME .................................................    $ 36,411         $ 35,883       $111,233         $107,027
                                                                ========         ========       ========         ========

PER SHARE DATA
Basic earnings .............................................    $    .52         $    .51       $   1.60         $   1.53
Diluted earnings ...........................................         .52              .51           1.59             1.52
Cash dividends .............................................         .22              .21            .64              .61
Weighted average number of shares outstanding,
   including dilutive stock options ........................  70,147,652       70,671,762     70,106,643       70,535,870
Return on average assets ...................................        2.02%            2.04%          2.04%            2.04%



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